Exhibit 10.1

TALON REAL ESTATE HOLDING CORP.

AND

PURCHASERS

____________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

____________________________________________________________

DECEMBER 30, 2013

TALON REAL ESTATE HOLDING CORP.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made as of December 30, 2013 by and between TALON REAL ESTATE HOLDING CORP., a Utah corporation with its principal office at 5500 Wayzata Boulevard, Suite 1070, Minneapolis, MN 55416 (the “Company”), and those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).

RECITALS

A.

The Company has authorized the sale and issuance of up to 100,000 shares (the “Shares”) of the common stock of the Company, $0.001 par value per share (the “Common Stock”) to certain investors in a private placement (the “Offering”).

B.

Pursuant to Section 4(2) of the Securities Act of 1933 (the “ Securities Act ”) and Rule 506 promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A on the terms and subject to the conditions set forth in this Agreement.

TERMS AND CONDITIONS

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.

Purchase of the Securities.

1.1

Agreement to Sell and Purchase.  At the Closing (as hereinafter defined), the Company will issue and sell to each of the Purchasers, and each Purchaser will, severally and not jointly, purchase from the Company, the number of Shares (the “Securities”) set forth opposite such Purchaser’s name on Exhibit A for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”).

1.2

Closing; Closing Date.  The completion of the sale and purchase of the Securities (the “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), by electronic exchange of documents and funds or at such other time and place as the Company and Purchasers may agree.

1.3

Delivery of the Shares.  As soon as practicable following Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a stock certificate or certificates, in such denominations and registered in such names as such Purchaser may designate by notice to the Company, representing the Securities, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.  At the option of the Company, the Certificates may be delivered by electronic book entry against the Company’s records.

2.

Representations and Warranties of the Company.  The Company hereby represents and warrants to each Purchaser:

2.1

Authorization.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken.  The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement.  At the Closing, the Company will have the requisite corporate power to issue and sell the Securities.  This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Purchasers, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

2.2

No Conflict with Other Instruments.   The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement and the consummation of the actions contemplated by this Agreement will not (A) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice:  (i) any provision of the Company’s or its subsidiaries’ Articles of Incorporation or Bylaws as in effect on the date hereof or at the Closing; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any subsidiary is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company; or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any subsidiary or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any subsidiary are a party or by which they are bound or to which any of the property or assets of the Company or any subsidiary is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D or any filings required to be made under state securities laws.

2.3

Articles of Incorporation; Bylaws.   The Company has made available to the Purchasers true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business as now conducted.  The Company and each of its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its or its subsidiaries’ business, financial condition, properties, operations or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

2.5

SEC Filings.  The financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC,” and the documents, the “Company SEC Documents”):  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and were timely filed; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q or Form 8-K of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the entities for which they were provided as of the respective dates thereof and the consolidated results of operations cash flows and the changes in shareholders’ equity of such entities for the periods covered thereby.  Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to September 30, 2013, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements.  Such liabilities incurred subsequent to September 30, 2013, may, in the aggregate, be material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.

2.6

Capitalization.  The authorized capital stock of the Company consists of (i) 90,000,000 shares of Common Stock, of which (A) 15,662,222 shares were issued and outstanding as of the date of this Agreement (prior to the sale of any securities hereunder), and (B) one share was reserved for issuance upon the redemption, exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement; and (ii) 10,000,000 shares of preferred stock, none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth herein or the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any subsidiary is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or any subsidiary, other than one limited partnership interest in Talon OP, L.P. that is redeemable for one share of common stock; or (ii) obligations of the Company to purchase redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.  Except as disclosed in the Company SEC Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities.

2.7

Subsidiaries.  Except as set forth in the Company SEC Documents, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a “subsidiary”).  Each subsidiary is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted.  Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.  All of the outstanding capital stock or other securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances, except as set forth in the Company SEC Documents.

2.8

Valid Issuance of Securities.  The Securities are duly authorized and, when issued, sold and delivered in accordance with the terms hereof will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein.  The issuance, sale and delivery of the Securities in accordance with the terms hereof or will not be subject to preemptive rights of shareholders of the Company.

2.9

Offering.  Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement on the date hereof, on the Closing Date, the offer, issue and sale of the Securities is and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchasers.  Other than the Company SEC Documents and certain other information conveyed in writing by the Chief Executive Officer of the Company, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities.  The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

2.10

Litigation.  Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that (a) if adversely determined would reasonably be expected to adversely effect the business, condition, prospects, capitalization, assets, liabilities, operations or financial performance of the Company or its subsidiaries or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K.  The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder.  Neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

2.11

Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

2.12

No Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company, except for a fee to Allison-Williams Company.

2.13

Compliance.  The Company is not in violation of its Articles of Incorporation or Bylaws.  Neither the Company nor the subsidiaries have been advised or have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.  Each of the Company and the subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and they subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.

2.14

No Material Changes.  Except as disclosed in the Company SEC Documents, since September 30, 2013, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.  Since September 30, 2013, the Company has not declared or paid any dividend or distribution on its capital stock.

2.15

Contracts.  Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the Company SEC Documents that are material to the Company or any of its subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’ knowledge, any other party to such contracts is in breach of or default under any of such contracts.  The Company has no contracts or agreements that would constitute a material contract as such term is defined in Item 601(b) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to or described in the Company SEC Documents.

2.16

Intellectual Property.

(a)

The Company has ownership or license or legal right to use all patent, copyright, trade secret, know-how trademark, trade name customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively “Intellectual Property”).  All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

(b)

The Company believes it has taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its and its subsidiaries ownership of all material Intellectual Property with respect to their products and technology.

(c)

To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect.  No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed.

(d)

No proceedings have been instituted or pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company to the use of the Intellectual Property.  The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.  Neither the Company nor any subsidiary is making unauthorized use of any confidential information or trade secrets of any person.  The activities of any of the employees on behalf of the Company or of any subsidiary do not violate any agreements or arrangements between such employees and third parties are related to confidential information or trade secrets of third parties or that restrict any such employee’s engagement in business activity of any nature.

(e)

All licenses or other agreements under which (i) the Company or any subsidiary employs rights in Intellectual Property, or (ii) the Company or any subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or any subsidiary with respect thereto.

2.17

No Exchange Listing.  The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) but is not listed on any stock exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.  The issuance of the Securities does not require shareholder approval.

2.18

Intentionally Omitted.

2.19

Accountants.  Baker Tilly Virchow Krause LLLP, who expressed their opinion with respect to the financial statements of 5130 Industrial Street, LLC contained in the Company’s Current Report on Form 8-K for the year ended December 31, 2012 have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

2.20

Taxes.  The Company has filed all necessary federal, state, local and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it by any taxing jurisdiction.

2.21

Insurance.  The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

2.22

Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

2.23

Investment Company.  The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

2.24

Related Party Transactions.  To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed in the Company SEC Filings.

2.25

Books and Records.  The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and its subsidiaries.

2.26

Disclosure Controls and Internal Controls.

(a)

The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to their Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC.

(b)

The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  The Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or any of its subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or any of its subsidiary’s internal controls.

(c)

Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s or any of its subsidiary’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(d)

Except as described in the Company SEC Documents, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K), or any other relationships with unconsolidated entities (in which the Company or its control persons have an equity interest) that may have a material current or future effect on the Company’s or any of its/subsidiary’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(e)

To the knowledge of the Company, neither the board of directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s or any subsidiary’s ability to record, process, summarize and report financial data or any material weakness in the Company’s or any subsidiary’s internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company or any of its subsidiaries who have a significant role in the Company’s or any subsidiary’s internal controls.

2.27

No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

2.28

Application of Takeover Protections; Rights Agreement.  The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.29

Foreign Corrupt Practices.  Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.30

Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

2.31

Employee Relations.  The Company is not a party to any collective bargaining agreement or employs any member of a union.  The Company believes that its relations with its employees are good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.  No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2.32

Environmental Laws.  The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

2.33

No Manipulation; Disclosure of Information.  The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.  All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.

Representations and Warranties of the Purchasers.  Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

3.1

Legal Power.  The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.  All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

3.2

Due Execution.  This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

3.3

Investment Representations.  In connection with the sale and issuance of the Securities, the Purchaser, for itself and no other Purchaser, makes the following representations:

(a)

Investment for Own Account.  The Purchaser is acquiring the Securities for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act ..

(b)

Transfer Restrictions; Legends.  The Purchaser understands that (i) the Securities have not been registered under the Securities Act; (ii) the Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities will be endorsed with the following legend until the earlier of (1) in the case of the Shares, such date as the Shares have been registered for resale by the Purchaser or (2) the date the Shares are eligible for sale under Rule 144 under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Securities (or any portion thereof) until the applicable date set forth in clause (iii) above unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.2(b) is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(c)

Financial Sophistication; Due Diligence.  The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement.  Such Purchaser has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents and documents furnished in writing to the Purchaser by the Company’s Chief Executive Officer.  Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision.

(d)

Accredited Investor Status.  The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(e)

Residency. The Purchaser is organized under the laws of the state set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

(f)

General Solicitation ..  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.  Prior to the time that the Purchaser was first contacted by the Company such Purchaser had a pre-existing and substantial relationship with the Company.

3.4

No Investment, Tax or Legal Advice.  Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

3.5

Additional Acknowledgement.  Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.  Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

3.6

Limited Ownership.  The purchase of the Securities issuable to each Purchaser at the Closing will not result in such Purchaser (individually or together with any other person or entity with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.  Such Purchaser does not presently intend to, along or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

4.

Conditions to Closing.

4.1

Conditions to Obligations of Purchasers at Closing.   Each Purchaser’s obligation to purchase the Securities at the Closing is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:

(a)

Representations and Warranties True; Performance of Obligations.  The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing.

(b)

Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement.

(c)

Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Execution of Agreements.  The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(e)

Intentionally Omitted.

(f)

Intentionally Omitted.

(g)

FINRA.  The Company will comply with all of the requirements of the Financial Industry Regulatory Authority, Inc. with respect to the issuance of the Securities.

(h)

Blue Sky.  The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

(i)

Material Adverse Change.  Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(j)

Intentionally Omitted.

4.2

Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Securities at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)

Representations and Warranties True.  The representations and warranties made by the Purchasers in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)

Performance of Obligations.  The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing.  The Purchasers shall have delivered the Purchase Price, by wire transfer or other means acceptable to the Company, to the account designated by the Company for such purpose.

(c)

Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Execution of Agreements.  The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.

5.

Additional Covenants.

5.1

Reporting Status.  With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use its reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act.

5.2

Non-Public Information.  The parties agree that the terms of confidentiality agreements entered into between the Company and the Purchasers shall remain in full force and effect.

6.

Certain SEC Matters.

6.1

Public Statements; Limitation on Information.  The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within four business days after it specifies the Closing Date in accordance with this Agreement.  Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto.  Except for the Form 8-K, the Company will not issue any public statement, press release or any other public disclosure listing a Purchaser as one of the purchasers of the Common Shares without that Purchaser’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

6.2

Limits on Additional Issuances.  The Company will not, for a period of six months following the Closing Date offer for sale or sell any securities unless such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering.

6.3

Form D and State Securities Filings.  The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D under the Securities Act, no later than 15 days after the Closing Date.  The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

7.

Miscellaneous.

7.1

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the choice of law provisions thereof, and the federal laws of the United States.

7.2

Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

7.3

Entire Agreement.  This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.4

Severability.  In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5

Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers of a majority of the Shares purchased hereunder.  Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Securities purchased under this Agreement (including securities into which such Securities have been converted), each future holder of all such securities, and the Company.

7.6

Fees and Expenses.  Except as otherwise set forth herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.  Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7

Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:  “Business day” means any day except Saturday, Sunday and any day that is a federal or Minnesota legal holiday in the United States.

if to the Company, to the address set forth above.

if to the Purchaser, at its address on the signature page to this Agreement.

7.8

Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9

Counterparts.  This Agreement may be executed by electronic or facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10

Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[The Remainder of this Page is Blank]

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

TALON REAL ESTATE HOLDING CORP.

By:	/s/ MG Kaminski
MG Kaminski
Chief Executive Officer

Signature Page

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

Name of Purchaser

By:
Name:
Title:

Investment Amount:
Tax Identification No.:
State of Organization:
State of Principal Place of Operations:

Address for Notice:

Attention:
Telephone:
Facsimile:

Delivery Instructions (if different from above):

Attention:
Telephone:
Facsimile:

Signature Page

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Common Shares	Aggregate Purchase Price	State of Principal Place of Operations or Residence
Curtis Marks	80,000	$ 100,000	Minnesota
Alan Bovi	20,000	25,000	Minnesota

*  Page A-1